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                                                                    EXHIBIT 10.2


                  AMENDMENT AGREEMENT, dated as of October 20, 1998, (this "Amendment") to the Rights Agreement, dated as of January 20, 1997 (the "Rights Agreement"), between THE ENSTAR GROUP, INC., a Georgia corporation (the "Company"), and AMERICAN STOCK TRANSFER & TRUST COMPANY, a New York corporation (the "Rights Agent").

                                   WITNESSETH:

                  WHEREAS, the Company proposes to enter into an Investment Agreement, dated as of October 20, 1998, (as amended from time-to-time, the "Investment Agreement"), by and between the Company and J. Christopher Flowers, an individual resident of the State of New York ("Flowers"), and the Company desires to enter into this Amendment in order to induce Flowers to enter into the Investment Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

                  Section 1. Amendment of the Rights Agreement. The Rights Agreement is amended pursuant to Section 26 thereof as follows:

         (a) The definition of "Exempt Person" set forth in Section 1(o) of the Rights Agreement is amended by deleting the word "and" at the end of clause
(ii) thereof, changing the period at the end of clause (iii) thereof to a semi-colon, and adding a new clause (iv) as follows:

                  "(iv) J. Christopher Flowers ("Flowers") by virtue of the execution of the Investment Agreement, dated as of October 20, 1998, by and between the Company and Flowers (as amended from time-to-time, the "Investment Agreement") and/or the consumation of the purchase and sale of Common Stock contemplated thereby or capital stock or rights acquired in accordance therewith and any transferee or pledgee of the shares of Common Stock (or such capital stock or rights) owned or acquired by Flowers provided such transfer or pledge is made in accordance with and to the Persons enumerated in
                  Section 4.6(b) (i), (ii) or (iii) of the Investment
                  Agreement."

         (b)      The definition of "Stock Acquisition Date" set forth in
Section 1(bb) of the Rights Agreement is amended by adding a provision at the end thereof as follows:

                  "and, provided further, that a Stock Acquisition Date shall not be deemed to have occurred upon the execution of the Investment Agreement or the acquisition of shares of Common Stock by Flowers in accordance with the express terms and provisions thereof."



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                  Section 2.        The Rights Agreement.  The Rights Agreement
is hereby reaffirmed in all respects and shall remain in full force and effect in accordance with its terms except as amended by this Amendment.

                  Section 3. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
































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                  IN WITNESS WHEREOF, the undersigned have executed this
Amendment as of the date first written above.


Attest:                                THE ENSTAR GROUP, INC.


By:                                    By:
   ---------------------------------       --------------------------------
Name:                                  Name:
     -------------------------------        -------------------------------
Title:                                 Title:
      ------------------------------         ------------------------------


Attest:                                AMERICAN STOCK TRANSFER &
                                       TRUST COMPANY

By:                                    By:
   ---------------------------------       --------------------------------

Name:                                  Name:
     -------------------------------        -------------------------------
Title:                                 Title:
      ------------------------------         ------------------------------


















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